Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2026
Accounting Policies [Abstract]
Nature of Operations, Policy [Policy Text Block]	Nature of Operations — Seneca Foods Corporation (the “Company”) currently has 27 facilities in nine states in support of its main operations. The Company markets private label and branded packaged foods to retailers and institutional food distributors.
Consolidation, Policy [Policy Text Block]	Principles of Consolidation — The Consolidated Financial Statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates, Policy [Policy Text Block]	Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements, and the reported amounts of net sales and expenses during the reporting period. The Company evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors that management believes to be reasonable under the circumstances, including the current economic environment. The Company adjusts such estimates and assumptions when facts and circumstances dictate. Actual results could differ materially from those estimates.
Cash and Cash Equivalents, Policy [Policy Text Block]

Cash, Cash Equivalents and Restricted Cash — The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash and cash equivalents. Cash equivalents are primarily invested in commercial paper and highly rated money market funds. As of March 31, 2025, the Company’s workers’ compensation insurance policy required deposits to be held in trust as collateral for the Company’s deductible. Accordingly, the Company maintained the required deposit and recorded the amount as restricted cash on the Consolidated Balance Sheets as it was not available for use by the Company to fund operations. During fiscal year 2026, the restricted cash balance held as collateral was released and transferred to cash and cash equivalents. The collateral was replaced with a surety bond and a surety-backed letter of credit; refer to Note 14 for additional information. The Company does not have restricted cash as of March 31, 2026.

The following table (in thousands) reconciles cash, cash equivalents and restricted cash as reported on the Consolidated Balance Sheets to the total amounts shown in the Company’s Consolidated Statements of Cash Flows:

	As of:
	March 31,	March 31,
	2026	2025
Cash and cash equivalents	$49,919	$42,685
Restricted cash	-	7,705
Total cash, cash equivalents and restricted cash	$49,919	$50,390

Fair Value of Financial Instruments, Policy [Policy Text Block]

Fair Value of Financial Instruments — The carrying values of cash, cash equivalents and restricted cash, accounts receivable, refundable income taxes, accounts payable, income taxes payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. Refer to Note 12 for further discussion of the fair value of the Company’s cash equivalents, long-term debt and finance obligation.

The three-tier value hierarchy is utilized to prioritize the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobserved inputs (Level 3). The three levels are defined as follows:

●	Level 1 - Quoted prices for identical instruments in active markets.

●

Level 2 - Quoted prices for similar instruments; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable.

●	Level 3 - Model-derived valuations in which one or more inputs or value-drivers are both significant to the fair value measurement and unobservable.

Receivable [Policy Text Block]

Accounts Receivable and Doubtful Accounts — Accounts receivable is stated at invoice value, which is net of any off-invoice promotions.  In determining the Company’s reserve for credit losses, receivables are assigned an expected loss based on historical information adjusted for forward-looking economic factors. Management believes these provisions are adequate based upon the relevant information presently available.

Inventory, Policy [Policy Text Block]	Inventories — Substantially all inventories are stated at the lower of cost or market with cost determined using the last-in, first-out (“LIFO”) method. An actual valuation of inventory under the LIFO method is made at the end of each fiscal year based on the inventory levels and costs at that time. In contrast, interim LIFO calculations are based on management’s estimates of expected year-end inventory levels, production pack yields, sales and the expected rate of inflation or deflation for the year.
Property, Plant, and Equipment [Policy Text Block]

Property, Plant and Equipment — Property, plant, and equipment are stated at cost. Interest incurred during the construction of major projects is capitalized. During fiscal year 2026, the Company capitalized $0.5 million of interest and capitalized a nominal amount of interest in fiscal year 2025. For financial reporting, the Company provides for depreciation on the straight-line method at rates based upon the estimated useful lives of the various assets. The estimated useful lives are as follows:

	Years
Buildings and improvements		30
Land improvements	10	-	20
Machinery and equipment	5	-	15
Office equipment and furniture	3	-	5
Vehicles	3	-	5
Computer software	3	-	5

Long-Lived Asset, Excluding Intangible Asset and Goodwill, Impairment and Disposal [Policy Text Block]	Long-Lived Assets and Indefinite-Lived Intangible Asset — The Company evaluates its long-lived assets and indefinite-lived trade name for recoverability whenever events or circumstances indicate that the carrying value of such assets may not be fully recoverable. Recoverability is measured by a comparison of the carrying value of an asset to estimated undiscounted future cash flows expected to be generated by the asset. Impairment losses are then evaluated if the estimated future undiscounted cash flows are less than carrying value. A loss is recognized when the carrying value of an asset exceeds its fair value. The Company did not record an impairment loss on long-lived assets or indefinite-lived trade name during fiscal years 2026, 2025 and 2024.
Deferred Charges, Policy [Policy Text Block]	Deferred Financing Costs — Deferred financing costs incurred in obtaining debt are amortized on a straight-line basis over the term of the debt, which is not materially different than using the effective interest rate method. Amortization of deferred financing costs is recorded as part of interest expense on the Consolidated Statements of Net Earnings. As of March 31, 2026 there were $1.3 million of unamortized financing costs included in other assets related to the Company’s revolving credit facility and $0.4 million of unamortized financing costs related to its term loans that are included as a contra to long-term debt on the Consolidated Balance Sheets.
Revenue from Contract with Customer [Policy Text Block]

Revenue Recognition — Revenue recognition is completed for most customers at a point in time basis when product control is transferred to the customer.  In general, control transfers to the customer when the product is shipped or delivered to the customer based upon applicable shipping terms, as the customer can direct the use and obtain substantially all of the remaining benefits from the asset at this point in time. The Company does sell certain finished goods inventory for cash on a bill and hold basis. The terms of the bill and hold agreement(s) provide that title to the specified inventory is transferred to the customer(s) prior to shipment and the Company has the right to payment (prior to physical delivery) which results in recorded revenue as determined under the revenue recognition standard. Refer to Note 2, Revenue Recognition, for further discussion of the policy.

Trade Promotions — Trade promotions are an important component of the sales and marketing of the Company’s products and are critical to the support of the business. Trade promotions represent a form of variable consideration, which is recorded as a reduction of sales, and include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time.

Concentration Risk, Credit Risk, Policy [Policy Text Block]	Concentration of Credit Risk — Financial instruments that potentially subject the Company to credit risk consist of trade receivables, interest-bearing investments, and cash and cash equivalents. Retailers, distributors, and co-pack customers comprise a significant portion of the trade receivables; collateral is generally not required. A relatively limited number of customers account for a large percentage of the Company’s total net sales. The top ten customers represented approximately 56% and 53% of net sales for fiscal years 2026 and 2025, respectively. The Company closely monitors the credit risk associated with its customers. The Company places substantially all of its interest-bearing investments with financial institutions and monitors credit exposure. Cash and short-term investments in certain accounts exceed the federal insured limit; however, the Company has not experienced any losses in such accounts.
Advertising Cost [Policy Text Block]	Advertising Costs — Advertising costs are expensed as incurred and totaled $3.7 million, $3.5 million, and $2.7 million for fiscal years 2026, 2025, and 2024, respectively.
Income Tax, Policy [Policy Text Block]

Income Taxes — The provision for income taxes includes federal and state income taxes currently payable and those deferred because of temporary differences between the GAAP basis and tax basis of assets and liabilities and tax credit carryforwards. The Company uses the flow-through method to account for its investment tax credits.

The Company evaluates the likelihood of realization of its net deferred income tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization are the Company’s forecast of future taxable income, the projected reversal of temporary differences and available tax planning strategies that could be implemented to realize the net deferred income tax assets.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense.

Earnings Per Share, Policy [Policy Text Block]

Earnings per Common Share — The Company has two series of convertible preferred stock, which are deemed to be participating securities that are entitled to participate in any dividend on Class A common stock as if the preferred stock had been converted into common stock immediately prior to the record date for such dividend. Basic earnings per share for common stock is calculated using the “two-class” method by dividing the earnings attributable to common stockholders by the weighted average of common shares outstanding during the period. Restricted stock is included in the basic earnings per share calculation.

Diluted earnings per share is calculated by dividing earnings attributable to common stockholders by the sum of the weighted average common shares outstanding plus the dilutive effect of convertible preferred stock using the “if-converted” method, which treats the contingently-issuable shares of convertible preferred stock as common stock.

New Accounting Pronouncements, Policy [Policy Text Block]

Recently Adopted Accounting Pronouncements — In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”) related to income tax disclosures. The amendments in this update are intended to enhance the transparency and decision usefulness of income tax disclosures primarily through changes to the rate reconciliation and income taxes paid information. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, though early adoption is permitted. The Company adopted this guidance for the fiscal year ended March 31, 2026, on a prospective basis by providing the additional disclosures as required. Refer to Note 8, Income Taxes, for additional information.

Recently Issued Accounting Pronouncements — In December 2025, the FASB issued ASU 2025-11, Interim Reporting (Topic 270): Narrow-Scope Improvements (“ASU 2025-11”), which is intended to update the guidance in Topic 270 by improving the navigability of the required interim disclosures, clarifying when that guidance is applicable, and adding a principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. ASU 2025-11 is effective for interim periods within annual periods beginning after December 15, 2027, with early adoption permitted. The Company plans to adopt this pronouncement for its fiscal year beginning April 1, 2028, and is in the process of analyzing the impact on its consolidated financial statements.

In July 2025, the FASB issued ASU 2025-05, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets (“ASU 2025-05”), which introduces a practical expedient for the application of the current expected credit loss (“CECL”) model to current accounts receivable and contract assets. ASU 2025-05 is effective for annual periods beginning after December 15, 2025 and interim periods within those annual reporting periods, with early adoption permitted. The Company plans to adopt this pronouncement for its fiscal year beginning April 1, 2026, and is in the process of analyzing the impact on its consolidated financial statements.

In November 2024, the FASB issued ASU 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”) which requires detailed disclosures in the notes to financial statements disaggregating specific expense categories and certain other disclosures to provide enhanced transparency into the nature and function of expenses. The FASB further clarified the effective date in January 2025 with the issuance of ASU 2025-01, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying the Effective Date (“ASU 2025-01”). ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027, with early adoption permitted. The requirements should be applied on a prospective basis while retrospective application is permitted. The Company plans to adopt this pronouncement for its fiscal year beginning April 1, 2027, and is in the process of analyzing the impact on its Consolidated Financial Statements.

All other newly issued accounting pronouncements not yet effective have been deemed either not applicable or were related to technical amendments or codification. In addition, the Company did not adopt any other new accounting pronouncements during fiscal year 2026.